                                                         As of December 23, 2004

Aldabra Acquisition Corporation
Rockefeller Center
620 Fifth Avenue
3rd Floor
New York, New York 10020

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

     Re:  Initial Public Offering
          -----------------------

Gentlemen:

         The undersigned stockholder, officer and director of Aldabra
Acquisition Corporation ("Company"), in consideration of Morgan Joseph & Co.
Inc. ("Morgan Joseph") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO")
and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation with respect to his Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the Letter of
Intent).

         3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Morgan Joseph that the business combination is fair to the Company's stockholders from a financial perspective.

         5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, Terrapin Partners LLC ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, $7,500 per month, to compensate it for certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City that it will provide to the Company. Related
Party and the undersigned shall also be entitled to reimbursement from the
Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

Combination.

         7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         8. The undersigned agrees to be the Chief Executive Officer and a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the
Company. The undersigned's biographical information furnished to the Company and
Morgan Joseph and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the
Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and Morgan Joseph and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

     (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

     (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

     (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chief Executive Officer and a member of the Board of Directors of the
Company.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph and its legal representatives or agents (including any investigative search firm retained by
Morgan Joseph) any information they may have about the undersigned's background and finances ("Information"), purely for the purposes of the Company's IPO (and shall thereafter hold

Aldabra Acquisition Corporation
Morgan Joseph & Co. Inc.
As of December 23, 2004

such information confidential). Neither Morgan Joseph nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

                                                  Jason Weiss
                                                  -----------
                                                  Print Name of Insider

                                                  /s/ Jason Weiss
                                                  ---------------
                                                  Signature

EXHIBIT A

         JASON WEISS has been our chief executive officer, secretary and a member of our board of directors since our inception. Mr. Weiss is the co-founder and a managing member of Terrapin Partners (including its affiliates)
and a co-founder and a managing member and the chief financial officer of
Terrapin Asset Management (including its affiliates). From March 1999 to
December 1999, Mr. Weiss served as the chief executive officer of
PaperExchange.com, Inc., an industry-specific business-to-business software enterprise and a Terrapin portfolio company, and from December 1999 to March
2000 he served as executive vice president of strategy. He also served as a managing member of e-STEEL LLC from September 1998 to March 1999. Mr. Weiss also served as a managing member of Terrapin's portfolio company, American Classic
Sanitation, LLC, a construction site and special event services business specializing in portable toilets, temporary fencing, and sink rentals, from
August 1998 to December 2000 and from January 2004 to March 2004. He also served as its chief executive officer from August 1998 to December 1999 and as a consultant from August 1998 to January 2004. From November 1997 to August 1998,
Mr. Weiss was a private consultant for several companies. From April 1997 to
November 1997, Mr. Weiss was the president of Pacific EyeNet, Inc., a privately held physician practice management organization. From June 1996 to April 1997, he was an associate with EGS Securities Corp., an investment banking and private equity boutique focused primarily on the health care sector, and from November
1994 to December 1995, he was an associate with Booz Allen & Hamilton, a management consulting firm. Mr. Weiss received a B.A. from the University of
Michigan (with Highest Distinction) and a J.D. (cum laude) from Harvard Law
School.